Exhibit 10.10


           FIRST AMENDMENT OF BUSINESS LOAN AGREEMENT
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                      AND RELATED DOCUMENTS
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     THIS  FIRST AMENDMENT OF BUSINESS LOAN AGREEMENT AND RELATED
DOCUMENTS (the "First Amendment") is made effective as of the 28th day of August, 2003, between PETMED EXPRESS, INC., a Florida corporation (the "Borrower"), and SOUTHTRUST BANK, an Alabama
banking  corporation  (the  "Lender").   Capitalized  terms  used
herein but not defined shall have the meanings as set forth in the Loan Agreement (as hereinafter defined).

     WHEREAS, pursuant to the terms of that certain Business Loan Agreement (Asset Based) dated March 18, 2003 (the "Loan Agreement"), Lender extended to Borrower a line of credit loan (the "Loan") in the amount of up to $2,000,000.00, which Loan is evidenced by that certain Promissory Note dated March 18, 2003 given by Borrower in favor of Lender in the principal amount of $2,000,000.00 (the "Note"), and which Loan is secured by that certain Commercial Security Agreement dated March 18, 2003 given by Borrower in favor of Lender (the "Security Agreement"); and

     WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement, the Note, the Security Agreement and the other Related Documents in order to, among other things, (i) increase the maximum principal amount of the Loan, (ii) extend the maturity date of the Loan from July 22, 2004 until August 28, 2004, (iii) amend the interest rate, (iv) amend the Borrowing Base, and (v) amend certain of the financial covenants, all as more specifically hereinafter set forth.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Loan Agreement, the Note, the Security Agreement and the other Related Documents are hereby amended as follows:

     The Loan Agreement is hereby amended by deleting in their entirety the sections of the Loan Agreement entitled "TERM" and "LINE OF CREDIT", and by substituting in lieu thereof the following:

     TERM. This Agreement shall be effective as of March 18, 2003, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees and other fees and charges, or until August 28, 2004.

     LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided that the aggregate amount of such Advances outstanding at any time shall not exceed during any consecutive 365-day period, the lesser of (i) $5,000,000.00 for 150 consecutive days during any applicable consecutive 365-day period, or (ii) the Borrowing Base; and (B) at all other times, the lesser of $3,000,000.00, or (ii) the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

     The Loan Agreement is hereby amended by deleting in their entirety the financial covenants and ratios relating to minimum Tangible Net Worth and the Maximum Liability to Tangible Net Worth ratio, and by substituting in lieu thereof the following:

     TANGIBLE   NET  WORTH  REQUIREMENTS.   Borrower   shall
     maintain  a  Tangible  Net  Worth  of  not  less   than
     $5,000,000.00.

     MAXIMUM   LIABILITY  TO  TANGIBLE  NET   WORTH   RATIO.
     Borrower shall maintain a ratio of Maximum Liability to Tangible Net Worth of not more than 1.5 to 1.0

     The Loan Agreement is hereby amended by deleting in its entirety the definition of "Borrowing Base" and by substituting in lieu thereof the following:

     Borrowing Base. The words "Borrowing Base" mean forty-five percent (45%) of Borrower's Eligible Inventory.


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     The Loan Agreement, the Note, the Security Agreement and the
other Related Documents are hereby amended by changing all references to the principal amount of the Note or the maximum amount  of  the  Loan  from Two Million and  00/100  Dollars  (or
$2,000,000.00)   to   Five  Million   and   00/100   Dollars   or
($5,000,000.00).

     The Note is hereby amended by deleting in their entirety the sections of the Note entitled "PAYMENT" and "VARIABLE INTEREST
RATE" and by substituting in lieu thereof the following:

     PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 28, 2004. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 22, 2003, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

     VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the published thirty
     (30) day London Interbank Offered Rate ("LIBOR") (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. The frequency of the rate change is further defined below in paragraph titled "VARIABLE RATE CHANGE FREQUENCY". Borrower understands that Lender may make loans based on other rates as well. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.4 percentage points over the Index. Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law.

     The  last  sentence  of  the section in  the  Note  entitled
"INTEREST AFTER DEFAULT" is amended to read as follows:

          Upon default the total sum due under this Note will bear interest from the date of acceleration or maturity at the highest rate allowed by applicable law.

     The Loan Agreement, the Note, the Security Agreement and the other Related Documents are hereby amended by deleting any reference to a 45-day "clean-up period".

     Borrower hereby grants, bargains, sells, transfers, assigns, sets over, conveys, re-grants, re-bargains, re-sells, re-transfers, re-assigns, re-sets over and re-conveys to Lender, its successors and assigns, a lien and security interest in the Collateral (as defined in the Security Agreement), and Borrower hereby ratifies and affirms the Loan Agreement, the Note, the Security Agreement and each other Related Document. Borrower authorizes Lender to prepare and file UCC financing statements in such form and in such jurisdictions as may be reasonably required by Lender.

     Except as may be modified or waived by Lender, in its sole discretion, the effectiveness of this First Amendment shall be subject to full and complete satisfaction of the following conditions:

     Resolutions.   Lender  shall have received  appropriate
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          resolutions of Borrower's directors, in  form  and
          substance   satisfactory  to  Lender,  authorizing
          Borrower to enter into this First Amendment and any other documentation required by Lender in connection with this First Amendment.

Incumbency and Bringdown Certificate.  Lender shall have received
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a Bringdown and Incumbency Certificate of Borrower, in form and substance satisfactory to Lender.



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     Payment  of  Fees  and  Expenses.   Lender  shall  have
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          received  from  Borrower a  $14,000.00  commitment
          fee, together with the payment of all fees and expenses required by the Loan Agreement, the Note, the Security Agreement and the other Related Documents, including, but not limited to, taxes and other recording charges in connection with the recording of any UCC financing statements and the fees and expenses of Lender's legal counsel.

     Borrower represents and warrants to Lender that all representations and warranties given by Borrower in the Loan Agreement, the Note, the Security Agreement and the other Related Documents and any amendments thereto are true and correct as of the date hereof, except to the extent affected by this First Amendment. Borrower represents and warrants to Lender that Borrower is in full compliance with all of the covenants of Borrower contained in the Loan Agreement, the Note, the Security Agreement and the other Related Documents and the amendments thereto, except to the extent affected by this First Amendment.

     Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this First Amendment (in which case the terms and conditions of this First Amendment shall govern), all terms of the Loan Agreement, the Note, the Security Agreement and the other Related Documents, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first above written.


                              PETMED EXPRESS, INC.

                              By: /s/ Bruce S. Rosenbloom
                                 --------------------------------
                              Its:   CFO
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                              SOUTHTRUST BANK

                              By: /s/ Monica Graham
                                 --------------------------------

                              Its:   Commercial Loan Officer
                                 --------------------------------


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